AB Sustainable US Thematic Portfolio

Portfolio of Investments

September 30, 2024 (unaudited)

Company	Shares	U.S. $ Value

COMMON STOCKS – 96.1%
Information Technology – 36.0%
Communications Equipment – 2.0%
Arista Networks, Inc.(a)	6,219	$2,386,977

Electronic Equipment, Instruments & Components – 5.6%
Flex Ltd.(a)	119,937	4,009,494
TE Connectivity PLC	19,106	2,884,815

		6,894,309

IT Services – 2.2%
Accenture PLC - Class A	7,657	2,706,596

Semiconductors & Semiconductor Equipment – 11.1%
Monolithic Power Systems, Inc.	3,025	2,796,612
NVIDIA Corp.	46,123	5,601,177
NXP Semiconductors NV	10,538	2,529,225
Taiwan Semiconductor Manufacturing Co., Ltd. (Sponsored ADR)	15,865	2,755,275

		13,682,289

Software – 15.1%
Adobe, Inc.(a)	5,617	2,908,370
Bentley Systems, Inc. - Class B	24,817	1,260,952
Cadence Design Systems, Inc.(a)	9,004	2,440,354
Fair Isaac Corp.(a)	1,223	2,376,925
Intuit, Inc.	4,752	2,950,992
Microsoft Corp.	10,683	4,596,895
Palo Alto Networks, Inc.(a)	5,981	2,044,306

		18,578,794

		44,248,965

Health Care – 21.6%
Health Care Equipment & Supplies – 11.3%
Alcon, Inc.	29,947	2,996,796
Becton Dickinson & Co.	11,256	2,713,822
GE HealthCare Technologies, Inc.	38,108	3,576,436
Hologic, Inc.(a)	21,840	1,779,086
STERIS PLC	11,522	2,794,546

		13,860,686

Health Care Providers & Services – 2.4%
UnitedHealth Group, Inc.	5,133	3,001,163

Life Sciences Tools & Services – 6.2%
Bruker Corp.	32,786	2,264,201
Danaher Corp.	9,849	2,738,219
ICON PLC(a)	9,036	2,596,133

		7,598,553

Pharmaceuticals – 1.7%
Johnson & Johnson	12,819	2,077,447

		26,537,849

Industrials – 15.5%
Aerospace & Defense – 1.8%
Hexcel Corp.	34,979	2,162,752

Commercial Services & Supplies – 8.5%
Tetra Tech, Inc.	59,964	2,827,902
Veralto Corp.	39,343	4,400,908
Waste Management, Inc.	15,515	3,220,914

		10,449,724

Construction & Engineering – 1.9%
AECOM	22,699	2,344,126

Electrical Equipment – 2.0%
Rockwell Automation, Inc.	8,918	2,394,126

Company	Shares	U.S. $ Value

Professional Services – 1.3%
Maximus, Inc.	17,417	$1,622,568

		18,973,296

Financials – 9.0%
Capital Markets – 2.3%
Intercontinental Exchange, Inc.	18,051	2,899,713

Financial Services – 3.3%
Visa, Inc. - Class A	14,660	4,030,767

Insurance – 3.4%
Aflac, Inc.	37,008	4,137,494

		11,067,974

Consumer Staples – 5.6%
Household Products – 2.6%
Procter & Gamble Co. (The)	18,421	3,190,517

Personal Care Products – 3.0%
Unilever PLC (Sponsored ADR)	57,051	3,706,033

		6,896,550

Consumer Discretionary – 5.1%
Automobile Components – 2.2%
Aptiv PLC(a)	37,108	2,672,147

Household Durables – 1.3%
TopBuild Corp.(a)	3,947	1,605,679

Textiles, Apparel & Luxury Goods – 1.6%
On Holding AG - Class A(a)	39,787	1,995,318

		6,273,144

Utilities – 3.3%
Electric Utilities – 3.3%
NextEra Energy, Inc.	47,855	4,045,183

Total Common Stocks (cost $72,505,485)		118,042,961

SHORT-TERM INVESTMENTS – 3.0%
Investment Companies – 3.0%
AB Fixed Income Shares, Inc. - Government Money Market Portfolio - Class AB, 4.73%(b) (c) (d) (cost $3,656,132)	3,656,132	3,656,132

Total Investments – 99.1% (cost $76,161,617)(e)		121,699,093
Other assets less liabilities – 0.9%		1,085,574

Net Assets – 100.0%		$122,784,667

(a)	Non-income producing security.
(b)	The rate shown represents the 7-day yield as of period end.
(c)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.
(d)	Affiliated investments.
(e)

As of September 30, 2024, the cost basis of investment securities owned was substantially identical for both book and tax purposes. Gross unrealized appreciation of investments was $45,693,746 and gross unrealized depreciation of investments was $(156,270), resulting in net unrealized appreciation of $45,537,476.

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market.

Glossary:

ADR – American Depositary Receipt

AB Sustainable US Thematic Portfolio

September 30, 2024 (unaudited)

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1 - quoted prices in active markets for identical investments
•	Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 - significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of September 30, 2024:

Investments in Securities	Level 1	Level 2	Level 3	Total
Assets:
Common Stocks^	$118,042,961	$-0-	$-0-	$118,042,961
Short-Term Investments:
Investment Companies	3,656,132	-0-	-0-	3,656,132

Total Investments in Securities	121,699,093	-0-	-0-	121,699,093
Other Financial Instruments*	-0-	-0-	-0-	-0-

Total	$121,699,093	$-0-	$-0-	$121,699,093

^	See Portfolio of Investments for sector classifications.

*

Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation (depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, written options and written swaptions which are valued at market value.

A summary of the Fund’s transactions in AB mutual funds for the three months ended September 30, 2024 is as follows:

Fund	Market Value 6/30/24 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value 9/30/24 (000)	Dividend Income (000)
Government Money Market Portfolio	$3,747	$10,070	$10,161	$3,656	$56
Government Money Market Portfolio*	2,893	2,863	5,756	-0-	-0-
Total				$3,656	$56

*	Investment of cash collateral for securities lending transactions.

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